May 1, 2026

ISP Choice

A Level Premium Variable Life Insurance Policy with Four premium payment period options
ISPC-10, ISPC-20, ISPC-65, ISPC-Whole Life & ISP10 Express

Issued by: Nassau Life Insurance Company

UPDATING SUMMARY PROSPECTUS

This Updating Summary Prospectus provides updated information about ISP Choice, an individual level premium variable life insurance policy (the “Policy”).

The prospectus for the Policy contains more information about the Policy, including its features, benefits, and risks. You can find the current prospectus and other information about the Policy online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also obtain this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

GLOSSARY

The following are defined terms used in this Updating Summary Prospectus:

Cash Value – The Cash Value of the Policy is equal to its accumulation value less any applicable policy surrender charge.

Face Amount – The dollar amount of insurance coverage You select, which is the Policy’s guaranteed minimum death benefit.

Fixed Account – A fixed interest investment option under the Policy.

Fund – A mutual fund underlying a Subaccount.

NNY, Us, We, Our or Company – Nassau Life Insurance Company

Policy – The individual level premium variable life insurance policy for which this summary prospectus provides updated information.

Policy Anniversary – The date of each one-year interval as measured from the date Your Policy is issued.

Policy Year – a twelve-month period as measured from the date Your Policy is issued until the first Policy Anniversary, and from each Policy Anniversary to the next Policy Anniversary thereafter.

Subaccount – A segregated investment subaccount under First Investors Life Level Premium Variable Life Insurance Separate Account B, the separate account of NNY that supports the Policy. Each Subaccount invests in the shares of a single Fund.

You or Your – A Policyowner who is reading this summary prospectus.

UPDATED INFORMATION ABOUT YOUR POLICY

There have been no changes to the features of the Policy since the prospectus dated May 1, 2025. This does not reflect all of the changes that may have occurred since You entered into Your Policy.

Important Information You Should Consider About the Policy

FEES AND EXPENSES				LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None			Fee Tables
Transaction Charges

You may be charged for transactions. Specifically:

●       A premium charge is deducted from each premium payment.

●       A First Year Charge is deducted upon payment of first year premium.

●       A Policy Charge is deducted from each premium payment.

●       There is an increase to the premium charge, the annual Policy Charge and the First Year Charge if You elect to pay premiums on other than an annual basis.

●       A Transfer Fee on the 5th or 6th transfer in a Policy Year.

●       We reserve the right to impose a charge for use of the Systematic Transfer Option or the Automated Subaccount Reallocation Option. Currently, We are not imposing a charge for those services.

●       An additional charge is deducted from each premium payment if You own an optional insurance rider.

Fee Tables; Fees, Charges and Expenses
Ongoing Fees and Expenses (annual charges)	In addition to transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses. Those ongoing fees and expenses include a cost of insurance charge, mortality and expense risk charge and loan interest (if You take a Policy loan). Such fees and expenses may be set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the Policy specifications page of Your Policy for the rates applicable to Your Policy.			Fee Tables; Fees, Charges and Expenses; Appendix A: Funds Available Under the Policy

You will also bear expenses associated with the Funds under the Policy, as shown in the following table

Annual Fee
	Investment options (Fund fees and expenses)*	MIN. 0.18%	MAX. 0.86%
* As a percentage of underlying fund assets. The fees of the funds are as of December 31, 2025. Fund fees and expenses vary over time.

RISKS		LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment

●       A Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

●       Partial surrenders are only allowed on Policy Anniversaries.

●       A partial surrender will reduce Your Policy’s Face Amount and may have adverse tax consequences.

●       You can avoid such possible adverse tax consequences by holding Your Policy for the long-term and minimizing surrenders.

●       Tax deferral is generally more beneficial to investors with a long time horizon.

Principal Risks of Investing in the Policy; Fees, Charges and Expenses; Policy Surrenders
Risks Associated with Investment Options

●       An investment in this Policy is subject to the risk of poor investment performance of the Funds You choose. Performance will vary among the Funds.

●       Each Fund (as well as the Fixed Account) has its own unique risks.

●       You should review the investment options before making an investment decision.

Principal Risks of Investing in the Policy; The Fixed Account; Appendix A: Funds Available Under the Policy
Insurance Company Risks	An investment in the Policy is subject to the risks related to NNY. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of NNY. More information about NNY, including its financial strength ratings, is available upon request by calling toll-free at 1-800-541-0171.	Principal Risks of Investing in the Policy; Nassau Life Insurance Company

RISKS		LOCATION IN PROSPECTUS
Policy Lapse	Your Policy will remain in force as long as You pay Your premiums and Your loan balance is less than the Cash Value. If You fail to pay Your premiums or Your loan balance exceeds the Cash Value, Your Policy may lapse, or end. In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value (if any). This may delay but not necessarily avoid the lapse of Your Policy. You may request reinstatement, but there is a cost associated with reinstating a lapsed Policy. Withdrawals, loans (and associated loan interest), fees and charges, failure to make premium payments, and poor investment performance can negatively affect Policy value, and increase the risk of Policy lapse. If the Policy lapses, the death benefit will not be paid.	Principal Risks of Investing in the Policy; Default and Options on Default; Reinstatement
RESTRICTIONS		LOCATION IN PROSPECTUS
Investments

●      NNY reserves the right to remove or substitute Funds available under the Policy.

●      There is a limit of six transfers between two or more Subaccounts in any 12-month period.

●      Only one transfer either to or from the Fixed Account is allowed in any 12-month period, and transfers from the Fixed Account are subject to significant restrictions.

●      You may not allocate more than 50% of Your net premiums to the Fixed Account.

●      We reserve the right to limit transfers if frequent or large transfers occur.

●      The availability of investment options may vary depending on the broker-dealer through which Your Policy was purchased.

The Fixed Account; The Subaccounts; Allocation of Net Premiums to the Investment Options; Appendix B: Financial Intermediary Variations
Optional Benefits

●       Except as otherwise provided, optional benefits may not be modified or terminated by us.

●       The availability of Policy benefits may vary depending on the broker-dealer through which Your Policy was purchased

Optional Insurance Riders Other Benefits Available Under the Policy Appendix B: Financial Intermediary Variations

TAXES		LOCATION IN PROSPECTUS
Tax Implications

●       You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

●       If You purchase the Policy through a qualified retirement plan or an individual retirement account, You do not receive any additional tax deferral.

●       Any gain on Your Policy is taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty tax if You take a withdrawal before age 59½.

Federal Tax Information
CONFLICTS OF INTEREST		LOCATION IN PROSPECTUS
Investment Professional Compensation

Currently, We do not make new sales of the Policy, and thus the compensation practices described here relate primarily to compensation with respect to prior sales.

Your registered representative may have received compensation for selling the Policy to You. We generally pay compensation as a percentage of premium payments invested in the Policy (“commissions”). NNY may also pay for sales and distribution expenses out of any payments We or the principal underwriter of the Policies may receive from the Funds for providing administrative, marketing and other support and services to the Funds. To the extent permitted by FINRA rules and other applicable laws and regulations, the principal underwriter may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The presence of these forms of compensation can influence a registered representative to recommend the Policy over another investment.

Distribution of the Policy
Exchanges	As a general matter, some investment professionals could have a financial incentive to offer You this Policy in place of another policy You currently own. Similarly, some investment professionals may have a financial incentive to offer You a new policy to replace this Policy. You should only exchange a policy if You determine, after comparing the features, fees, and risks of both policies, and any fees or penalties to terminate the existing policy, that it is better for You to purchase the new policy rather than continue to own Your existing policy. Currently, We do not offer this Policy for new sales, and thus would not offer this Policy in connection with such a replacement transaction.	Distribution of the Policy

APPENDIX A: Funds Available Under the Policy

The following is a list of underlying Funds available under the Policy. More information about the underlying Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://nassau.onlineprospectus.net/Nassau/Products/index.html. You can also request this information at no cost by calling 1-800-832-7783 or by sending an email request to customer_contact_center@nfg.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

The availability of investment options may vary depending on the broker-dealer through which Your Policy was purchased. See Appendix B: Financial Intermediary Variations in the prospectus for more information.

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks current income consistent with low volatility of principal.	Nomura VIP Limited Duration Bond Series (Standard)[1] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.53%*	5.07%	1.87%	1.89%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Total Return Series (Standard)[2] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	12.97%	7.97%	6.83%
Seeks to provide capital growth and appreciation.	Nomura VIP International Core Equity Series (Standard)[3] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.86%*	24.55%	N/A	N/A
Seeks long-term capital growth.	Nomura VIP Opportunity Series (Standard)[4] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.83%*	8.81%	9.04%	9.25%

A-1

Type/Investment Objective	Fund - Investment Advisor Sub-Adviser(s)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Years	10 Years
Seeks high current income.	Nomura VIP Fund for Income Series (Standard)[5] - Delaware Management Company, a series of Nomura Investment Management Business Trust Nomura Corporate Research and Asset Management Inc.	0.75%*	9.15%	4.20%	5.63%
Seeks to generate a maximum level of income consistent with investment primarily in investment grade debt securities.	Nomura VIP Investment Grade Series (Standard)[6] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.61%*	6.75%	-0.56%	2.78%
Seeks capital appreciation.	Nomura VIP Small Cap Value Series (Standard)[7] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.74%	8.16%	9.26%	9.15%
Seeks long-term growth of capital.	Nomura VIP Growth Equity Series (Standard)[8] - Delaware Management Company, a series of Nomura Investment Management Business Trust	0.79%	8.72%	13.67%	15.05%
Seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.	Nomura VIP Growth and Income Series (Standard)[9] - Delaware Management Company, a series of Nomura Investment Management Business Trust Macquarie Investment Management Global Limited	0.76%*	29.23%	16.22%	11.96%
Seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments.	Goldman Sachs VIT Government Money Mkt Fund (Institutional) - Goldman Sachs Asset Management, L.P.	0.18%*	4.20%	3.18%	2.11%

* This Fund’s annual expenses reflect temporary fee reductions.

1 Formerly known as Macquarie VIP Limited Duration Bond Series.

2 Formerly known as Macquarie VIP Total Return Series.

3 Formerly known as Macquarie VIP International Core Equity Series.

4 Formerly known as Macquarie VIP Opportunity Series.

5 Formerly known as Macquarie VIP Fund for Income Series.

6 Formerly known as Macquarie VIP Investment Grade Series.

7 Formerly known as Macquarie VIP Small Cap Value Series.

8 Formerly known as Macquarie VIP Growth Equity Series.

9 Formerly known as Macquarie VIP Growth and Income Series.

A-2

This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the Policy, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained free of charge in the same manner as the prospectus.

EDGAR Contract Identifier: C000221947